SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                                 VOICENET, INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                                   13-3896031
  (State of Incorporation or                (I.R.S. employer identification
        organization)                                     no.)

                             ----------------------
                                1040 First Avenue
                            New York, New York 10022
                            ------------------------
               (Address of principal executive offices) (Zip code)

          If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instructions A.(c)., please check the following box. [ ]

          If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instructions A.(d)., please check the following box [X]

          Securities Act registration statement file number to which this form relates: 333-12979

                        --------------------------------
                                 (If applicable)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

     TITLE OF EACH CLASS TO BE SO           NAME OF EACH EXCHANGE ON
     REGISTERED                             WHICH EACH CLASS IS TO BE
                                            REGISTERED
------------------------------------        ------------------------------------
  None.



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       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                          Common Stock, par value $.01

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Securities" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form SB-2 (File No. 333-12979), as amended, filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

ITEM 2.  EXHIBITS.

          The following exhibits to this Registration Statement have been filed as exhibits to the Registrant's Registration Statement on Form SB-2 (File No. 333-12979), as amended, filed under the Securities Act of 1933, as amended, and the Form 8-K of the Registrant filed on March 10, 2000 and are hereby incorporated herein by reference.

   Exhibit
   Number                    Description of Exhibit
   -------                   ----------------------

      1. Form of Amended and Restated Certificate of Incorporation of the Registrant.

      2.    Form of By-Laws of the Registrant.

      3.    Specimen Certificate for the Registrant's Common Stock.




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                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         VOICENET, INC.


                                         By    /s/ Howard J. Messer
                                            -------------------------------
                                         Name:  Howard J. Messer
                                         Title: Chief Financial Officer
                                                and Secretary

Date:  April 12, 2000